BLACKROCK FUNDSSM

BlackRock International Dividend Fund

(the “Fund”)

Supplement dated June 14, 2023 to the Summary Prospectuses and the

Prospectuses of the Fund, each dated September 28, 2022, as supplemented to date

Effective June 15, 2023, the following changes are made to the Fund’s Summary Prospectuses and Prospectuses, as applicable:

The section of the Summary Prospectuses entitled “Key Facts About BlackRock International Dividend Fund — Portfolio Managers” and the section of the Prospectuses entitled “Fund Overview — Key Facts About BlackRock International Dividend Fund — Portfolio Managers” are deleted in their entirety and replaced with the following:

Portfolio Managers

Name	Portfolio Manager of the Fund Since	Title
Olivia Treharne, CFA	2020	Director of BlackRock, Inc.
Molly Greenen, CFA	2022	Director of BlackRock, Inc.
Rosie Edwards	2023	Director of BlackRock, Inc.

The section of the Prospectuses entitled “Details About the Fund — How the Fund Invests — About the Portfolio Management Team of the Fund” is deleted in its entirety and replaced with the following:

ABOUT THE PORTFOLIO MANAGEMENT TEAM OF THE FUND
The Fund is managed by a team of financial professionals. Olivia Treharne, CFA, Molly Greenen, CFA, and Rosie Edwards are the portfolio managers and are jointly and primarily responsible for the day-to-day management of the Fund. Please see “Management of the Fund — Portfolio Manager Information” for additional information about the portfolio management team.

The section of the Prospectuses entitled “Management of the Fund — Portfolio Manager Information” is deleted in its entirety and replaced with the following:

Information regarding the portfolio managers of the Fund is set forth below. Further information regarding the portfolio managers, including other accounts managed, compensation, ownership of Fund shares, and possible conflicts of interest, is available in the Fund’s SAI.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Olivia Treharne, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2020	Director of BlackRock, Inc. since 2019; Vice President of Legal & General Investment Management from 2015 to 2019; Associate of Goldman Sachs from 2013 to 2014; Analyst of Goldman Sachs from 2010 to 2012.
Molly Greenen, CFA	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2022	Director of BlackRock, Inc. since 2022; Vice President of BlackRock, Inc. from 2018 to 2021; Associate of BlackRock, Inc. from 2016 to 2017; Analyst of BlackRock, Inc. from 2013 to 2015.

Portfolio Manager	Primary Role	Since	Title and Recent Biography
Rosie Edwards	Jointly and primarily responsible for the day-to-day management of the Fund’s portfolio, including setting the Fund’s overall investment strategy and overseeing the management of the Fund.	2023	Director of BlackRock, Inc. since 2019; Executive Director of Berenberg from 2017 to 2019; Vice President of Berenberg from 2016 to 2017; Vice President of Goldman Sachs from 2012 to 2016; Associate of Goldman Sachs from 2009 to 2012.

Shareholders should retain this Supplement for future reference.

ALLPRO-ID-0623SUP

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